UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2006

KAPSTONE PAPER AND PACKAGING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51150	20-2699372
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Stone Kaplan Investment, LLC
One Northfield Plaza, Suite 480
Northfield, IL	60093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (847) 441-0929

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On January 1, 2007, in connection with the closing (the “Closing”) of the acquisition of substantially all of the assets, and the assumption of certain liabilities, of the Kraft Papers Business (“KPB”), a division of International Paper Company (“IP”), described in Item 2.01 below, Kapstone Kraft Paper Corporation (“Kapstone Kraft”), the wholly-owned subsidiary of Stone Arcade Acquisition Corp. (“Stone”), entered into the agreements described below.

Transition Services Agreement

Pursuant to the terms of the Transition Services Agreement, IP has agreed to provide operational support to Kapstone Kraft commencing on the date of the Closing. The services include the following: (1) SAP management and support; (2) financial shared services; (3) telecommunications services; (4) technical services and application support services; (5) payroll health and welfare benefits administration services; (6) real estate services; (7) environmental services; (8) treasury transition activities; and (9) Sarbanes-Oxley compliance services, and may include other mutually agreed upon transition services. The term of each of the services range from three months to approximately 18 months. Kapstone Kraft’s goal is to terminate all the services no later than 12 months after the Closing. The total costs for the transition services is approximately $2,500,000 based on the current terms of the respective services. If the services are terminated earlier in accordance with the terms of the Transition Services Agreement, the costs would be correspondingly reduced. A form of the Transition Services Agreement is attached to this Current Report on Form 8-K as Exhibit 10.10.

Assignment of the Lease Agreement, dated January 1, 1997 between the City of Fordyce, AR and IP

Kapstone Kraft has entered into an assignment of the lease for the Ride Rite® Converting facility located in Fordyce, AR. The current lease terms ends in 2017, with options to renew for up to nine years. The current monthly base rent is $8,848.86. Commencing January 1, 2012, the monthly base rent shall be $9,984.00. A copy of the Lease Agreement is attached to this Current Report on Form 8-K as Exhibit 10.11.

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On January 1, 2007, Stone and Kapstone Kraft consummated the purchase of substantially all of the assets, and the assumption of certain liabilities, of KPB. The assets consist of an unbleached kraft paper manufacturing facility in Roanoke Rapids, North Carolina and Ride Rite® Converting, an inflatable dunnage bag manufacturer located in Fordyce, Arkansas (the “Acquisition”). The purchase price for the Acquisition was approximately $155 million in cash, subject to certain post-closing adjustments, plus two contingent earn-out payments, (A) of up to $35 million and (B) $25 million, based on KPB’s annual earnings before interest, income taxes, depreciation and amortization (“EBITDA”) during the five year period immediately following the Acquisition. The first contingent payment will be equal to 5.3x KPB’s average annual EBITDA for the five year period immediately following the Acquisition, less $165 million and subject to a maximum of $35 million. The second contingent payment is an “all or nothing” payment and is payable if, and only if, KPB’s average annual EBITDA for the same five year period equals or exceeds $49.2 million. Generally, both payments, if earned, will be due and paid at the end of the five year period. Kapstone Kraft obtained a $95 million senior secured credit facility from LaSalle Bank National Association, which was used to fund a portion of the purchase price of the Acquisition and will be used for Kapstone Kraft’s working capital.

In connection with the approval of the Acquisition, on December 29, 2006 at Stone’s Special Meeting of Stockholders, the stockholders also approved (i) an amendment to Stone’s Certificate of Incorporation to change its name from Stone Arcade Acquisition Corporation to KapStone Paper and Packaging Corporation, (ii) an amendment to Stone’s Certificate of Incorporation to remove the preamble and Sections A through D, inclusive, of Article SIXTH from the Certificate of Incorporation after the closing of the Acquisition, and to redesignate Section E of Article SIXTH as Article SIXTH, and (iii) Stone’s 2006 Incentive Plan. A press release announcing the results of Stone’s Special Meeting of Stockholders, was issued on December 29, 2006, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Subsequent to the closing of the Acquisition, Stone filed an amendment to its Certificate of Incorporation to change its name to KapStone Paper and Packaging Corporation and to remove the provisions relating to procedures governing its first business combination. Stone is hereinafter referred to as the “Company.”

On January 2, 2007, the Company issued a press release announcing the Closing of the Acquisition, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2.

BUSINESS

The assets the Company acquired in the Acquisition are described in the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, in the section entitled “Information about KPB” beginning on page 89, which is incorporated herein by reference.

The employees of the Company are described in the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, in the sections entitled “Other Information Related to Stone – Employees” on page 84 and “Information about KPB - Employees” on page 96, which are incorporated herein by reference.

RISK FACTORS

The risks associated with the Company’s business are described in the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, in the section entitled “Risk Factors” on page 23, which is incorporated herein by reference.

FINANCIAL INFORMATION

The financial information of the Company is included in the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, in the sections entitled “Selected Historical Financial Information,” beginning on page 18, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Stone” beginning on page 86, “Quantitative and Qualitative Disclosures about Market Risk,” beginning on page 88 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of KPB,” beginning on page 98, which are incorporated herein by reference.

PROPERTIES

The facilities of the Company are described in the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, in the sections entitled “Other Information Related to Stone — Facilities,” on page 84 and “Information about KPB - Facilities” on page 97, which are incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The beneficial ownership of the Company’s common stock immediately after the consummation of the Acquisition is described in the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, in the section entitled “Security Ownership of Certain Beneficial Owners and Management” on page 115, which is incorporated herein by reference.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company immediately after the consummation of the Acquisition are described in the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, in the section entitled “Directors and Executive Officers Following Completion of the Acquisition” beginning on page 47, which is incorporated herein by reference.

EXECUTIVE COMPENSATION

The executive compensation of the Company’s executive officers and directors is described in the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, in the section entitled “Executive Compensation” on page 117, which is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The description of certain relationships and related transactions of the Company are described in the Annual Report on Form 10-K (No. 000-51444), dated March 23, 2006, in the Section entitled “Certain Relationships and Related Transactions” beginning on page 23, which is incorporated herein by reference, and in the Definitive Proxy Statement (No. 000-52444), dated December 15, 2006, in the section entitled “Related Party Transactions,” on page 85, which is incorporated herein by reference.

LEGAL PROCEEDINGS

The legal proceedings of the Company are described in the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, in the sections entitled “Other Information Related to Stone – Legal Proceedings,” on page 85 and “Information about KPB – Legal Proceedings” on page 96, which are incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Information about the market price, number of stockholders of record and dividends is described in the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, in the section entitled “Price Range of Securities and Dividends” on Page 118, which is incorporated herein by reference.

The closing price per share of Stone’s common stock, warrants and units as reported on The Over-the-Counter Bulletin Board on December 28, 2006 was $6.49, $1.75 and $10.00, respectively.

RECENT SALES OF UNREGISTERED SECURITIES

Information about the Company’s recent sales of unregistered securities are described in the Company’s Annual Report on Form 10-K, dated March 23, 2006, in the section entitled “Recent Sales of Unregistered Securities” beginning on page 15 and is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES

The description of the Company’s units, common stock, warrants and other securities are described in the Registration Statement on Form S-1/A (No. 333-124601), dated August 1, 2005, in the section entitled “Description of Securities” beginning on page 39 and is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our certificate of incorporation provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.

Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan;

and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Paragraph B of Article Eighth of our certificate of incorporation provides:

“The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.”

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The Financial Statements and Exhibits are incorporated by reference from Item 9.01 of this Form 8-K concerning the financial statements and supplementary data of the Company.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Reference is made to the Current Report on Form 8-K dated April 12, 2006, and amended on April 19, 2006, and is incorporated herein by reference.

FINANCIAL STATEMENTS AND EXHIBITS

The Financial Statements and Exhibits are incorporated by reference from Item 9.01 of this Form 8-K.

Item 2.02                                             Results of Operations and Financial Condition.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning Management’s Discussion and Analysis of Results of Operations and Financial Condition.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure described in the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, in the sections entitled “Summary of Proxy Statement — Acquisition Financing” on page 16 and “Acquisition Financing” on page 68, which are incorporated herein by reference.

The Credit Agreement, dated as of January 2, 2007, among Kapstone Kraft, Various Financial Institutions and LaSalle Bank National Association is attached hereto as Exhibit 10.9.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective as of Closing, Mr. Tim Keneally, age 59, was appointed as the Vice President of the Company and President of Kapstone Kraft. Prior to the Acquisition, Mr. Keneally was the Vice President and General Manager of KPB. Mr. Keneally has 34 years of experience in the paper and packaging industry. He had been with IP since the merger of Union Camp Corporation and IP in 1999 and had been a corporate officer of IP since October 1992. Mr. Keneally has no family relationship with any director or executive officer of the Company.

Pursuant to the terms of the Purchase Agreement, in connection with the Acquisition, Mr. Keneally was selected as an officer to join the Company’s management team to manage Kapstone Kraft’s business operations. As a condition to the Closing of the Acquisition, Mr. Keneally entered into an amendment to his Confidentiality and Non-Competition Agreement with IP. IP customarily enters into confidentiality and non-competition agreements with its officers, which provides certain covenants that the officers are bound by after the termination of employment with IP. The amendment allows Mr. Keneally to carry out his duties as a member of the Company’s management without violating his confidentiality and non-competition agreement.

Mr. Keneally has an indirect material interest in the consummation of the Acquisition by virtue of his position as an officer of KPB at the time of the Acquisition, and his appointment as an officer of the Company at the Closing of the Acquisition.

Item 5.06                                             Change in Shell Company Status

The material terms of the transaction by which Stone’s wholly-owned subsidiary, Kapstone Kraft, acquired substantially all of the assets of Roanoke Rapids and Ride Rite ® converting, representing the business of KPB are described in the Definitive Preliminary Proxy statement (No.000-51444), dated December 15, 2006, in the Section entitled “The KPB Purchase Agreement” beginning on page 51 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

The financial statements and selected financial information of the Company are included in the Definitive Proxy Statement (No.000-51444), dated December 15, 2006, in the sections entitled “Selected Historical Financial Information,” “Selected Unaudited Pro Forma Financial Statements,” “Unaudited Pro-Forma Condensed Financial Statements” and “Index to Financial Statements” beginning on pages 18, 20, 69 and F-1, respectively, and are incorporated herein by reference.

Exhibit	Description

2.1

Purchase Agreement dated June 23, 2006, by and among International Paper Company, Stone Arcade Acquisition Corporation, and KapStone Kraft Paper Corporation (Included in Annex A of the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, and incorporated by reference herein.)

2.2*	Letter Amendment to Section 9.1(iv) of the Purchase Agreement, dated December 15, 2006

3.1

Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Stone Arcade Acquisition Corporation. (Included in Annex B of the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006 and incorporated by reference herein.)

10.8	Form of 2006 Equity Incentive Plan (including as Annex C of the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, and incorporated by reference herein.)

10.9*	Credit Agreement dated as of January 2, 2007, among KapStone Kraft Paper Corporation, Various Financial Institutions and LaSalle Bank National Association

10.10*	Form of Transition Services Agreement, dated as of January 1, 2007

10.11*	Lease Agreement, dated as of January 1, 1997 between the City of Fordyce, Arkansas and International Paper Company

99.1*	Press Release announcing the results of the Stone Arcade Special Meeting of Stockholders filed December 29, 2006.

99.2*	Press Release announcing the Closing filed January 2, 2007.

*       Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ARCADE ACQUISITION CORPORATION

Date: January 4, 2007	By:	/s/ Roger W. Stone
		Name:	Roger W. Stone
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

2.1

Purchase Agreement, dated June 23, 2006, by and among International Paper Company, Stone Arcade Acquisition Corporation, and KapStone Kraft Paper Corporation (Included in Annex A of the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, and incorporated by reference herein.)

2.2*	Letter Amendment to Section 9.1(iv) of the Purchase Agreement, dated December 15, 2006

3.1

Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Stone Arcade Acquisition Corporation. (Included in Annex B of the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006 and incorporated by reference herein.)

10.8	Form of 2006 Equity Incentive Plan (including as Annex C of the Definitive Proxy Statement (No. 000-51444), dated December 15, 2006, and incorporated by reference herein.)

10.9*	Credit Agreement dated as of January 2, 2007, among KapStone Kraft Paper Corporation, Various Financial Institutions and LaSalle Bank National Association

10.10*	Form of Transition Services Agreement, dated as of January 1, 2007

10.11*	Lease Agreement, dated as of January 1, 1997 between the City of Fordyce, Arkansas and International Paper Company

99.1*	Press Release announcing the results of the Stone Arcade Special Meeting of Stockholders filed December 29, 2006.

99.2*	Press Release announcing the Closing filed January 2, 2007.

*       Filed herewith